EXHIBIT 99.1
                                                             ------------





   ======================================================================


                                  NISOURCE

                            DOING WHAT WE DO BEST


   ======================================================================





















   ======================================================================
                      FOCUSING ON OUR REGULATED ASSETS
   ======================================================================

    *  Strategic Location
         -  30% population / 40% of U.S.
            energy consumption

    *  Third Largest Gas Distribution
       Company in the U.S.
         -  3.2 million customers - 9 states

    *  Fourth Largest Gas Pipeline
       Company in the U.S.                 [MAP OF EASTERN UNITED STATES
         -  Over 16,000 miles interstate     DEPICTING ENERGY CORRIDOR]
            pipelines

    *  One of the Largest Gas Storage
       Networks in the U.S.
         -  Over 670 Bcf (Market Area)

    *  Mid Size Regional Electric Business
         -  Over 436,000 customers
         -  3,400 MW generating capacity

    *  98% of Operating Income from
       from Regulated Operations


                                                          [NiSource logo]






   ======================================================================
                         EXITING NON-CORE ACTIVITIES
   ======================================================================

                PRE-MERGER                            YEAR-END 2002
                ----------                            -------------

    Columbia LNG
    Columbia Retail
    Columbia Electric
    Market Hub Partners                       =
    Miller Pipeline                            =
    Columbia Propane                            =
    Columbia Petroleum                     =======   OVER $2 BILLION
    Portland Natural Gas Transmission           =     IN NON-CORE
    SM&P/UTI - Locating Business               =      ASSET SALES
    IWC Resources - Water Utility             =
    TPC - Gas Trading
    Energy USA Propane
    E&P Joint Venture in New York State



                                                          [NiSource logo]







   ======================================================================
                             BALANCING OUR RISK
   ======================================================================

                            2002 OPERATING INCOME
                            ---------------------
                                $1.2 Billion
                                ------------

       [Pie graph depicting percentage of 2002 Operating Income]

                   Regulated Gas
                   Distribution                38%

                   Regulated Gas
                   Transmission                33%

                   Regulated Electric
                   Operations                  27%

                   Other                       <2%


           98% of Operating Income from Regulated Businesses.



                                                          [NiSource logo]





   ======================================================================
                     STRENGTHENING OUR GAS DISTRIBUTION
   ======================================================================

                                     * Industry-leading scale

                                     * Diversification of customers
                                       and states

                                     * Favorable overall regulatory
        [MAP OF NORTHEASTERN           environment
     UNITED STATES DEPICTING GAS         - Customer choice
     DISTRIBUTION SERVICE AREAS]
                                     * Strong regulatory relationships
                                         - Incentive opportunities

                                     * Vertical integration with
                                       transmission / storage


                                                          [NiSource logo]







   ======================================================================
                               INTEGRATING OUR
                           TRANSMISSION / STORAGE
   ======================================================================

                                       * One of the largest integrated
                                         systems in U.S.
                                          - Over 670 Bcf of storage
                                            (Market Area)

                                       * Majority of capacity sold to
                                         LDCs
        [MAP OF NORTHEASTERN
       UNITED STATES DEPICTING         * Competitive cost structure vs.
       STORAGE FACILITIES AND            other pipeline systems in the
   VARIOUS PIPELINES WITH LEGEND]        Mid-Atlantic region

                                       * Unique web-like network
                                         benefits from integrated
                                         storage and access to supply

                                       * Millennium Pipeline project to
                                         supply gas to New York/New
                                         England markets


                                                          [NiSource logo]





   ======================================================================
                             CAPITALIZING ON OUR
                              ELECTRIC GATEWAY
   ======================================================================

                                      * Vertically integrated utility
                                         - Near-term deregulation
                                           unlikely
                                         - Industrial customers
                                           contributed less than 15% of
                                           the electric LTM gross margin

                                      * Low-cost portfolio of coal-
                                        fired generation (3,400 MW)

                                      * Rate settlement in place for
     [MAP OF EASTERN UNITED STATES      next 4 years
     DEPICTING FLOW FROM NORTHERN
    INDIANA TO THE MICHIGAN MARKET,   * Interconnect with five
       COMED HUB AND CINERGY HUB        surrounding control areas
             WITH LEGEND]                - Net long position in shoulder
                                           periods
                                         - Sell excess energy into
                                           neighboring Midwest markets

                                      * Actively managing environmental
                                        risk
                                         - Received approval from Indiana
                                           Regulators to recover pro-
                                           jected NOx expense of approx-
                                           imately $234 million over
                                           the next three years


                                                          [NiSource logo]



   ======================================================================
                       WHILE SEEKING OPPORTUNITIES TO
                         MONETIZE GAS E&P ASSETS
   ======================================================================

                                       * 1.1 Tcf proved reserves
                                          - Over 3 million net developed
                                            and undeveloped acres in the
                                            US
                                          - 1.2 million undeveloped
                                            acres in Canada

                                       * Long-lived Appalachian
                                         reserves
          [MAP OF NORTHEASTERN            - 95% historical success rate -
        UNITED STATES WITH LEGEND           developmental drilling
           DEPICTING OPERATION            - Low finding and production
      HEADQUARTERS, REGIONAL OFFICES,       costs
        U.S. OPERATING REGION AND      * Sold interest in natural gas
         CANADIAN JOINT VENTURES]        E&P joint venture in New York
                                         state for $95 million
                                          - 39 Bcf of gas reserves:  3.5%
                                            of total reserves
                                          - 6 Bcf of production: 11% of
                                            total 2002 production

                                       * Company will no longer invest in
                                         exploratory drilling


                                                          [NiSource logo]







   ======================================================================
                         IMPROVING OUR PRODUCTIVITY
   ======================================================================

                     STAFFING AT OUR CORE BUSINESSES(1)
                     ----------------------------------

              [Bar graph depicting staffing of Core Businesses]

                  1999                      12,395
                  2000                      10,528
                  2001                      10,161
                  2002                       8,734


   (1) Core businesses reflect gas distribution, electric utility, and gas transmission.


                                                          [NiSource logo]







   ======================================================================
                            WITHOUT COMPROMISING
                          CUSTOMER SATISFACTION(1)
   ======================================================================

              FIELD CONTACT                    TELEPHONE CONTACT
               SATISFACTION                       SATISFACTION
                   2002                               2002
       ----------------------------       ----------------------------

          90%               94%              90%               91%

         TARGET          12-MONTH           TARGET          12-MONTH
                          AVERAGE                            AVERAGE

   (1)  Based on survey of gas and electric distribution customers.


                                                          [NiSource logo]





   ======================================================================
                            DEMONSTRATING CAPITAL
                                 DISCIPLINE
   ======================================================================

                            CAPITAL EXPENDITURES
                            --------------------

                [Bar graph depicting Capital Expenditures by
                 Pre-Merger and Post-Merger ($ in Millions)]

                PRE-MERGER                        POST-MERGER
                ----------                        -----------

          1998             $658              2001             $679
          1999             $851              2002E            $650
          2000             $863




                                                          [NiSource logo]





   ======================================================================
                         WHILE PROVIDING FOR GROWTH
                            FROM INTERNAL SOURCES
   ======================================================================

                         2002E CAPITAL EXPENDITURES
                                  $650 MM


           [Pie graph depicting
       percentage of estimated 2002       $274 Million Growth Capex
           capital expenditures]          -------------------------

    E&P                    14%            * 32% Gas Distribution
    Gas Distribution       28%            * 24% Gas Transmission
    Gas Transmission       21%            * 33% E&P
    Electric Operations    31%            *  7% Electric
    Other                   6%            *  4% Other




                                                          [NiSource logo]





   ======================================================================
                           PROTECTING THE DIVIDEND
   ======================================================================

                            DIVIDEND PAYOUT RATIO
                            ---------------------

           [Bar graph depicting payout ratio percentages by year]

                        Year                  Percentage
                        ----                  ----------

                        1997                     58%
                        1998                     60%
                        1999                     79%
                        2000                     96%
                        2001                    110%
                        2002                     65%
                        2003E                    69%



                                                          [NiSource logo]





   ======================================================================
                        DELIVERING ON OUR COMMITMENTS
                         2002 MAJOR ACCOMPLISHMENTS
   ======================================================================

    * New Operating Management Team to further consolidate/integrate Business Operations

    * $150 MM of annual savings from Operational Excellence and Delayering programs

    *  NIPSCO electric rate review settled for $55 MM annual credit

    *  Sold TPC gas trading book and exited gas trading activities

    * Completed Equity Offering of 41.4 million shares or $735 million

    *  Reducing business risk profile - monetize E&P assets

    *  Stronger Balance Sheet - Approx. $1.4 B debt reduction


                                                          [NiSource logo]





   ======================================================================
                         AND BUILDING FOR THE FUTURE
   ======================================================================

    *  Focusing on our core regulated asset based businesses
        - Exited the telecommunications business

    *  Continue savings initiatives and earnings improvements

    *  Recover NOx costs through a newly approved Environmental Tracker

    *  Further strengthen the balance sheet

    *  Maintain investment grade credit ratings with stable outlook

    *  Protect the dividend

    *  Maintain adequate liquidity


                                                          [NiSource logo]






   ======================================================================
                           STRONGER 2002 FINANCIAL
                                 PERFORMANCE
   ======================================================================

    *  Despite warmer than normal weather in our gas business:
         - Earnings from continuing operations for 2002 were $425.7 million or $2.02 per share

    *  Significant reduction in expenses
         -  $71.9 MM of lower interest expense
         -  $150 MM of lower O&M expenses
         -  $93.1 MM of goodwill amortization eliminated (FASB)

    * Debt to capital ratio improved from 68.7% to 60.9% by year-end despite bringing $576 million of synthetic leases on balance sheet in 2Q 2002

    *  Fully compliant with all financial covenants - Deloitte &
       Touche re-audited the last three years without incident



                                                          [NiSource logo]





   ======================================================================
                       POSITIONING NISOURCE FOR SOLID
                                2003 EARNINGS
   ======================================================================

          [Bar graph depicting net income and earnings per share]

                               Net Income
      Year                  ($ in millions)                   EPS
      ----                  ---------------               ------------

      2001                        $216                       $1.05
      2002                        $372.5                     $1.77
      2003E(1)               + 5% Increase                   $1.67
                             in Net Income


      (1)  Excludes E&P.  Assumes normal weather.


                                                          [NiSource logo]





   ======================================================================
                         DESPITE HIGHER EXPENSES AND
                         OUTSTANDING SHARES FOR 2003
   ======================================================================

                                NEW EXPENSES
                                ------------

                                                      ($ in millions)
                                                      ---------------

       * Electric Rate Review Settlement(1)                 $55
       * Increased Pension Expense                          $50
       * Increased Insurance Expense                        $10
       * Increased Taxes                                    $15
       * Whiting Clean Energy Expenses(1)                   $45
                                                           ----
                                                           $175

       (1) Approximately 50% of these expenses already reflected in 2002.


                           [Bar graph depicting
                        outstanding average shares]

                           BASIC AVERAGE SHARES
                               OUTSTANDING
                           --------------------

                Year                            (millions)
                ----                            ----------

                2001                              205.3
                2002                              211.0(1)
                2003E                             255.9(2)

                (1) Reflects equity issued in November 2002.
                (2) Reflects conversion of PIES in February 2003.


                                                          [NiSource logo]






   ======================================================================
                              WITH AN IMPROVING
                              CAPITAL STRUCTURE
   ======================================================================

    ($ in millions)
                                        12/31/01        12/31/02
                                        --------        --------

    Short Term Debt                       $1,854          $  913
    Current Maturities of LT Debt            424           1,233
    Long Term Debt                         6,302           5,018
                                          ------          ------
    Total Debt                            $8,580          $7,164

    Preferred Securities                     434             430
    Shareholders' Equity                   3,469           4,168
                                         -------         -------
    Total Capitalization                 $12,483         $11,762

    Debt / Capitalization                  68.7%           60.9%



                                                         [NiSource logo]





   ======================================================================
                           AND SOLID FUNDAMENTALS
   ======================================================================

    *  Stable Base of Regulated Earnings
        - 98% of operating income generated by low-risk regulated businesses
        - Regulated energy delivery service to nearly 3.7 million customers across 9 states
        -  Target 5% earnings growth beyond 2003

    *  Stable and Sustainable Dividend Profile
          -  6.5% yield at current stock price
          -  60%-70% payout ratio

    *  Improving Liquidity and Credit Profile
          -  Continued balance sheet deleveraging
          - Monetizing E&P assets reduces overall business risk/ improved credit profile

    *  Stock Trading below Net Asset Value
        -  Discount to estimated sum-of-the-parts valuation
        -  12% discount to the S&P 500 Natural Gas Index



                                                          [NiSource logo]





   ======================================================================
                         NISOURCE ENERGY MARKET
   ======================================================================

    *  Strong Assets Located in Growth
       Markets

    *  Low Business Risk Profile
        - 98% Regulated
        - 3.7 Million Distribution 	   [MAP OF EASTERN UNITED STATES
          Customers                        DEPICTING ENERGY CORRIDOR]

    *  Stronger/De-levered Balance Sheet

    *  Improved Liquidity Position

    *  Sustain Current Dividend Level



                                                          [NiSource logo]





======================================================================
                      BUILDING SHAREHOLDER VALUE
======================================================================

                          * * * * * * * * * * * * * * * *
                          *      SHAREHOLDER VALUE      *
                          * * * * * * * * * * * * * * * *

              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *
              *    Maximize   *  *    Focused    *  *                 *
              *  Utilization  *  *   Strategic   *  *  Environmental  *
              *   of Assets   *  *  Investments  *  *   Stewardship   *
              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *

  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *
  *                 *  *                 *  *    Manage        *  *               *
  *     Employee    *  *    Customer     *  *   Expenses/      *  *  Technology   *
  *  Effectiveness  *  *     Driven      *  *    Margins       *  *               *
  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *

  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
  *                       F I N A N C I A L  S T R E N G T H                      *
  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *



                                                       [NiSource logo]





   ======================================================================
                         FORWARD-LOOKING STATEMENTS
   ======================================================================

   "SAFE HARBOR" STATEMENT
   -----------------------

   This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
   Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Although NiSource Inc. believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of dispositions, growth opportunities for NiSource's regulated and non-regulated businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk.


   February, 2003                                         [NiSource logo]




   ======================================================================


                                  NISOURCE

                            DOING WHAT WE DO BEST


   ======================================================================